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                                                                   EXHIBIT 32(i)

CLARCOR INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        We hereby certify that the accompanying Report of CLARCOR Inc. on Form 10-Q for the nine months ended August 28, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.




        /s/ Norman E. Johnson                          /s/ Bruce A. Klein
-------------------------------------            -------------------------------
          Norman E. Johnson                              Bruce A. Klein
Chairman of the Board, President and              Vice President - Finance and
       Chief Executive Officer                      Chief Financial Officer